SUB-ITEM 77Q1: Exhibits

(a) Copies of any material amendments to the registrant's charter or bylaws:

(a.1.)	Articles of Amendment dated February 19,
2016, which changed the name of The Hartford
SmallCap Growth Fund to The Hartford Small
Cap Growth Fund, was previously filed with the SEC as exhibit a.(viii) to Post-Effective
Amendment No. 131 to the Registrant's
Registration Statement on Form N-1A filed with the SEC on February 29, 2016 (SEC
Accession No. 0001571049-16-012378) and
incorporated herein by reference.

(e) Copies of any new or amended Registrant investment advisory contracts

Investment Management Agreement between Hartford Funds Management Company, LLC and each of The
Hartford Mutual Funds, Inc. and The Hartford
Mutual Funds II, Inc.
INVESTMENT MANAGEMENT AGREEMENT
       This Agreement is made by and between Hartford
Funds Management Company, LLC, a Delaware limited
liability company (the "Adviser"), and each of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.,
each a corporation organized under the laws of the State of Maryland (each a "Company"), on its own behalf and on behalf of each of its series listed on Schedule A hereto, as it may be amended from time to time (each, a "Portfolio" and, collectively, the "Portfolios").
       WHEREAS, the Adviser has agreed to furnish
investment advisory, management and administrative services
to each Company, an open-end management investment
company registered under the Investment Company Act of
1940, as amended (the "1940 Act") and each Portfolio; and
       WHEREAS, each Company and the Adviser wish to
enter into this Agreement setting forth the investment advisory, management and administrative services to be performed by the Adviser for each Company and each
Portfolio, and the terms and conditions under which such services will be performed; and
       WHEREAS, this Agreement has been approved in
accordance with the provisions of the 1940 Act, and the
Adviser is willing to furnish such services upon the terms and conditions herein set forth.
       NOW, THEREFORE, in consideration of the
promises and the mutual agreements herein contained, the parties hereto agree as follows:
       1.	General Provision
       Each Company hereby employs the Adviser and the Adviser hereby undertakes to act as the investment manager of the Company and to each Portfolio and to perform for the Company such other duties and functions as are hereinafter set forth and such other duties as may be necessary or appropriate in connection with its services as investment manager. The Adviser shall, in all matters, give to each Company and its Board of Directors the benefit of its best judgment, effort, advice and recommendations and shall at all times conform to, and use its best efforts to enable the Company to conform to (i) the provisions of the 1940 Act and any rules or regulations thereunder, (ii) any other applicable provisions of state or federal law; (iii) the provisions of the Articles of Incorporation and By-Laws of the Company as amended from time to time; (iv) the policies and determinations of the Board of Directors of the Company; (v) the fundamental policies and investment restrictions of the Company and Portfolios as reflected in the Company's registration statement under the 1940 Act or as such policies may, from time to time, be amended by the Company's shareholders, and (vi) the Prospectus and Statement of Additional Information of the Company in effect from time to time. The appropriate officers and employees of the Adviser shall be available upon reasonable notice for consultation with any of the Directors and officers of the Company with respect to any matters dealing with the business and affairs of the Company including the valuation of any of each Portfolios' securities.

       	2.	Investment Management Services

       In its capacity as investment manager to each
Portfolio, Adviser shall have the following duties:
(a)	Subject to the direction and
control by each Company's Board of
Directors, the Adviser shall, or shall cause
an affiliate to, regularly provide each
Portfolio with investment research, advice
and supervision and will furnish
continuously an investment program for
each Portfolio consistent with the
investment objectives and policies of the
Portfolio, including but not limited to:
1.	Providing and, as
necessary, re-evaluating and
updating the investment
objectives and parameters, asset
classes, and risk profiles of the
Portfolios;
2.	Determining, from time to
time and subject to the provisions
of Section 4 hereof, what
securities and other financial
instruments shall be purchased
for each Portfolio, what
securities or other financial
instruments shall be held or sold
by each Portfolio, and what
portion of each Portfolio's assets
shall be held uninvested, subject
always to the provisions of the
Company's Articles of
Restatement and Amended and
Restated By-Laws and of the
1940 Act, and to the investment
objectives, policies and
restrictions of each Portfolio,
each as shall be from time to
time in effect, and subject,
further, to such policies and
restrictions as the Company's
Board of Directors may from
time to time establish.
3.	Monitoring the Portfolios'
performance and examining and
recommending ways to improve
the performance of the
Portfolios, including by
scrutinizing security selection,
style focus, sector concentration,
market cap preference, and
prevailing market conditions;
4.	Monitoring subadvisers to
confirm their compliance with
the Portfolios' investment
strategies and policies, for any
changes that may impact the
Portfolios or the subadvisers'
operations or overall business
continuity, for their adherence to
legal and compliance procedures,
for any litigation enforcement or
regulatory matters relating to the
subadvisers, and with respect to
the subadvisers' brokerage
practices and trading quality;
5.	Conducting periodic on-
site due diligence meetings as
well as other meetings with
subadvisers;
6.	Researching, selecting,
and making recommendations to
replace subadvisers or portfolio
managers, and assisting in
managing the transition process
when subadvisers or portfolio
managers are appointed,
terminated, or replaced.
(b)	The Adviser shall provide, or shall
cause an affiliate to provide, such economic
and statistical data relating to each Portfolio
and such information concerning important
economic, political and other developments
as the Adviser shall deem appropriate or as
shall be requested by each Company's
Board of Directors.
(c)	The Adviser shall advise and assist
the officers of each Company in taking
such steps as are necessary or appropriate to
carry out the decisions of the Company's
Board of Directors and the appropriate
committees of the Board regarding the
conduct of the business of the Company
insofar as it relates to the Portfolios.
	3.	Administrative and Management Services
(a)	In addition to the performance of
investment advisory services and subject to
the supervision of each Company's Board
of Directors, the Adviser shall regularly
provide, or shall cause an affiliate to
provide, such administrative and
management services as may from time to
time be requested by the Company or
Portfolios as necessary for the operation of
the Portfolios including, but not limited to:
1.	assisting in the supervision
of all aspects of the Company's
operation, including the
supervision and coordination of
all matters relating to the
functions of the custodian,
transfer agent or other shareholder
servicing agents (if any),
accountants, attorneys and other
parties performing services or
operational functions for the
Company, including serving as
the liaison between such service
providers and the Company's
Board of Directors;
2.	drafting and negotiating all
aspects of agreements and
amendments with the custodian,
transfer agent or other shareholder
servicing agents (if any) for the
Company;
3.	providing the Company
with the services of persons, who
may be the Adviser's officers or
employees, competent to serve as
officers of the Company and to
perform such administrative and
clerical functions as are
necessary in order to provide
effective administration for the
Company, including the
preparation and maintenance of
required reports, books and
records of the Company;
4.	providing the Company
with adequate office space,
facilities, equipment, personnel
and related services for the
effective administration of the
affairs of the Company as
contemplated in this Agreement;
5.	preparation and
production of meeting materials
for the Company's Board of
Directors, as well as such other
materials as the Board of
Directors may from time to time
reasonably request, including in
connection with the Board's
annual review of the Portfolios'
investment management
agreement, the subadvisory
agreements, and related
agreements;
6.	coordinating and
overseeing the preparation and
filing with the U.S. Securities
and Exchange Commission
("SEC") of registration
statements, notices, shareholder
reports, proxy statements and
other material for the Portfolios
required to be filed under
applicable law;
7.	developing and
implementing compliance
programs for the Portfolios,
developing and implementing
procedures for monitoring
compliance with the Portfolios'
investment objectives, policies
and guidelines and with
applicable regulatory
requirements; and preparing
reports to the Board concerning
compliance matters;
8.	providing day-to-day legal
and regulatory support for the
Portfolios in connection with the
administration of the affairs of
the Company, including but not
limited to providing advice on
legal, compliance, regulatory and
operational issues, advice
relating to litigation involving the
Portfolios and/or its directors or
officers, and procuring legal
services for the Portfolios and
supervising the work of outside
legal counsel;
9.	assisting the Portfolios in
the handling of regulatory
examinations and working with
the Portfolios' legal counsel in
response to non-routine
regulatory matters;
10.	making reports to the
Board of the Adviser's
performance of  its obligations
hereunder and furnish advice and
recommendations with respect to
such other aspects of the business
and affairs of the Portfolio as the
Adviser shall determine to be
desirable;

11.	preparing Board materials
and Board reports generally and
provide such other information or
assistance to the Board as may be
necessary from time to time;

12.	maintaining and preserving
or overseeing the maintenance
and preservation of, as applicable,
the records specified in the
Portfolio agreements not
maintained by other Portfolio
service providers and any other
records related to the Portfolios'
transactions as are required under
any applicable state or federal
securities;

13.	preparing such information
and reports as may be required by
any banks from which a Portfolio
borrows funds;

14.	performing due diligence
on third-party service providers
and negotiating service
agreements with those third-
parties; and
15.	providing such other
services as the parties hereto may
agree upon from time to time for
the efficient operation of the
Company and Portfolios.
4.	Sub-Advisers and Sub-Contractors
       The Adviser, upon approval of the Board of Directors, may engage one or more investment advisers that are registered as such under the 1940 Act to act as sub-adviser and provide certain services set forth in Section 2 hereof with respect to existing and future Portfolios of each Company, all as shall be subject to approval in accordance with the requirements of the 1940 Act and as such requirements may be modified by rule, regulation or order of the SEC. Each sub-adviser shall perform its duties subject to the direction and control of the Adviser. Subject to the discretion and control of each Company's Board of Directors, the Adviser will monitor, supervise and oversee each sub-adviser's management of the Portfolios' investment operations in accordance with the investment objectives and related investment policies of each Portfolio, as set forth in each Company's registration statement with the SEC, and review and report to the Board of Directors periodically on the performance of each sub-adviser and recommend action as appropriate. In addition, the Adviser may engage other parties to assist it with any of the administrative and management services set forth in Section 3 above.

5.	Brokerage Transactions
       In connection with the purchases or sales of
portfolio securities or other financial instruments for the account of a Portfolio, neither the Adviser, nor any of its partners, directors, officers or employees nor any sub-adviser engaged by the Adviser pursuant to Section 4 hereof will act as principal or agent or receive any commission. The
Adviser, a sub-adviser engaged by the Adviser, or the agent
of the Adviser or a sub-adviser, shall arrange for the placing of all orders for the purchase and sale of portfolio securities and other financial instruments for a Portfolio's account with brokers or dealers selected by the Adviser or a sub-adviser, as applicable. In the selection of such brokers or dealers and the placing of such orders, the Adviser or a sub-adviser, as applicable, will use its best efforts to obtain the most favorable execution and net security price available for a Portfolio. It is understood that it is desirable for a Portfolio that the Adviser or sub-adviser have access to supplemental investment and market research and security and economic analyses provided by certain brokers who may execute
brokerage transactions at a higher cost to the Portfolio than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. It is also understood that the services provided by such brokers may be useful to the Adviser or sub-adviser in connection with Adviser's or sub-adviser's services to other clients. Subject to and in accordance with any directions that each Company's Board of Directors may issue from time to time the Adviser or a sub-adviser, as applicable, may also be authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if the Adviser or the sub-adviser, as applicable, determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed
in terms of either that particular transaction or the Adviser's or the sub-adviser's overall responsibilities with respect to a Portfolio and other advisory clients. The Adviser's services to a Portfolio pursuant to this Investment Management
Agreement are not deemed to be exclusive and it is
understood that the Adviser may render investment advice, management and other services to others.
6.	Allocation of Charges and Expenses
       The Adviser will pay all costs incurred by the
Adviser in connection with the performance of its duties under
Section 2 of this Investment Management Agreement. The
Adviser will not be required to bear any expenses of any Portfolio other than those specifically allocated to the Adviser in this Section 6. In particular, but without limiting the generality of the foregoing, the Adviser will not be required to pay expenses related to: (i) interest and taxes; (ii) brokerage commissions; (iii) premiums for fidelity and other insurance coverage requisite to each Company's operations; (iv) the fees and expenses of its non-interested directors; (v) legal, audit and fund accounting expenses; (vi) custodian and transfer agent fees and expenses; (vii) expenses incident to the redemption of its shares; (viii) fees and expenses related to the registration under federal and state securities laws of shares of each Company for public sale; (ix) expenses of printing and mailing prospectuses, reports, notices and proxy material to shareholders of each Company; (x) all other expenses incidental to holding meetings of each Company's
shareholders; and (xi) such extraordinary non-recurring
expenses as may arise, including litigation affecting each Company and any obligation which the Company may have to indemnify its officers and Directors with respect thereto. Any officer or employee of the Adviser or of any entity controlling, controlled by or under common control with the Adviser, who may also serve as officers, directors or employees of each Company shall not receive any compensation from the
Company for their services, with the exception of the chief compliance officer of the Company, who may be compensated by the Company for services provided to the Company.
7.	Compensation of the Adviser
       For all services to be rendered, each Portfolio shall
pay to the Adviser as promptly as possible after the last day of each month during the term of this Agreement, a fee
accrued daily and paid monthly, as set forth in Schedule B to this Agreement, as it may be amended from time to time:
       The Adviser, or an affiliate of the Adviser, may
agree to subsidize any of the Portfolios to any level that the Adviser, or any such affiliate, may specify. Any such undertaking may be modified or discontinued at any time
except to the extent the Adviser explicitly agrees to maintain such undertaking for a specified period.
       If it is necessary to calculate the fee for a period of time that is less than a month, then the fee shall be (i) calculated at the annual rates provided in Schedule B but prorated for the number of days elapsed in the month in question as a percentage of the total number of days in such month, (ii) based upon the average of the Portfolio's daily net asset value for the period in question, and (iii) paid within a reasonable time after the close of such period. The "daily net asset value" of a Portfolio shall be determined on the basis set forth in the Portfolio's prospectus(es) or otherwise consistent with the 1940 Act and the regulations promulgated thereunder.
       8.	Liability of the Adviser
(a)	The Adviser shall not be liable for
any loss or losses sustained by reason of
any investment including the purchase,
holding or sale of any security, or with
respect to the administration of each
Company, as long as the Adviser shall have
acted in good faith and with due care;
provided, however, that no provision in this
Agreement shall be deemed to protect the
Adviser against any liability to the
Company or its shareholders by reason of
its willful misfeasance, bad faith or gross
negligence in the performance of its duties
or by reason of its reckless disregard of its
obligations and duties under this
Agreement.
(b)	The rights of exculpation and
indemnification are not to be construed so
as to provide for exculpation or
indemnification provided under 8(a) of
any person for any liability (including
liability under U.S. federal securities laws
that, under certain circumstances, impose
liability even on persons that act in good
faith) to the extent (but only to the extent)
that exculpation or indemnification would
be in violation of applicable law, but will
be construed so as to effectuate the
applicable provisions of this section to the
maximum extent permitted by applicable
law.
	9.	Duration of Agreement
(a)	This Agreement shall be effective
with respect to a Portfolio as of the date
indicated on Schedule A, and shall
continue through the period ending two
years from such date.  This Agreement,
unless sooner terminated in accordance
with 9(b) below, shall continue in effect
from year to year thereafter provided that
its continuance is specifically approved at
least annually (1) by a vote of a majority
of the members of the Board of Directors
of the Company or by a vote of a majority
of the outstanding voting securities of the
Portfolio, and (2) in either event, by the
vote of a majority of the members of the
Company's Board of Directors who are
not parties to this Agreement or interested
persons of any such party, cast in person at
a meeting called for the purpose of voting
on this Agreement.
(b)	This Agreement (1) may be
terminated at any time without the
payment of any penalty either by a vote of
a majority of the members of the Board of
Directors of the applicable Company or by
a vote of a majority of the Portfolio's
outstanding voting securities, on sixty
days' prior written notice to the Adviser;
(2) shall immediately terminate in the
event of its assignment and (3) may be
terminated by the Adviser on sixty days'
prior written notice to the Portfolio, but
such termination will not be effective until
the Portfolio shall have contracted with
one or more persons to serve as a
successor investment adviser for the
Portfolio and such person(s) shall have
assumed such position.
(c)	As used in this Agreement, the
terms "assignment", "interested person"
and "vote of majority of the Company's
outstanding voting securities" shall have
the meanings set forth for such terms in
the 1940 Act, as amended.
(d)	Any notice under this Agreement
shall be given in writing, addressed and
delivered, or mailed postpaid, to the other
party to this Agreement to whom such
notice is to be given at such party's current
address.
10.	Other Activities
        Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Adviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Adviser to engage in any other business or to render services of any kind to any other corporation, firm individual or association.
11.	Additional Series
        The amendment of Schedule A to this Agreement
for the sole purpose of adding one or more Portfolios shall
not be deemed an amendment of this Agreement or an
amendment affecting an already existing Portfolio and
requiring the approval of shareholders of that Portfolio.
12.	Invalid Provisions
        If any provision of this Agreement shall be held or
made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.
13.	Governing Law
        To the extent that federal securities laws do not
apply, this Agreement and all performance hereunder shall be governed by the laws of the State of New York, which apply to contracts made and to be performed in the State of New
York.  To the extent that the applicable laws of the State of
New York conflict with the applicable provisions of the 1940
Act, the latter shall control.
14.	Amendments
        No provision of this Agreement may be changed,
waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge, or termination is sought, and no amendment of this Agreement will be
effective until approved in a manner consistent with the 1940
Act and rules and regulations under the 1940 Act and any applicable Securities and Exchange Commission exemptive order from such rules and regulations. Any such instrument
signed by a Portfolio must be (a) approved by the vote of a majority of the Directors who are not parties to this
Agreement or "interested persons" of any party to this
Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Directors of each Company, or by the vote of a
majority of the outstanding voting securities of the Portfolio. The amendment of Schedule A and/or Schedule B to this
Agreement for the sole purpose of (i) adding or deleting one or more Portfolios or (ii) making other non-material changes to the information included in the Schedule shall not be
deemed an amendment of this Agreement.
15.	Entire Agreement
        This Agreement, including the schedules hereto, constitutes the entire understanding between the parties pertaining to the subject matter hereof and supersedes any prior agreement between the parties on this subject matter.
[The remainder of this page left intentionally blank.]



IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date written below.

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Schedule A
List of Portfolios

THE HARTFORD MUTUAL FUNDS, INC.
ON BEHALF OF:
The Hartford Balanced Fund1
The Hartford Balanced Income Fund2
The Hartford Capital Appreciation Fund2
The Hartford Checks and Balances Fund2
The Hartford Conservative Allocation Fund1
Hartford Core Equity Fund1
The Hartford Dividend and Growth Fund1
Hartford Duration-Hedged Strategic Income Fund1
Hartford Emerging Markets Equity Fund1
The Hartford Emerging Markets Local Debt Fund1
Hartford Environmental Opportunities Fund3
The Hartford Equity Income Fund2
The Hartford Floating Rate Fund1
The Hartford Global All-Asset Fund1
The Hartford Global Alpha Fund1
Hartford Global Capital Appreciation Fund2
Hartford Global Equity Income Fund2
The Hartford Global Real Asset Fund1
The Hartford Growth Allocation Fund1
The Hartford High Yield Fund1
The Hartford Inflation Plus Fund1
Hartford International Equity Fund1
The Hartford International Growth Fund2
The Hartford International Opportunities Fund1
The Hartford International Small Company Fund1
The Hartford International Value Fund1
Hartford Long/Short Global Equity Fund1
The Hartford MidCap Fund2
The Hartford MidCap Value Fund1
Hartford Moderate Allocation Fund1
Hartford Multi-Asset Income Fund1
Hartford Municipal Income Fund1
Hartford Municipal Short Duration Fund1
The Hartford Quality Bond Fund1
Hartford Real Total Return Fund1
The Hartford Short Duration Fund1
Hartford Small Cap Core Fund1
The Hartford Strategic Income Fund1
The Hartford Total Return Bond Fund1
The Hartford Unconstrained Bond Fund1
The Hartford World Bond Fund1

THE HARTFORD MUTUAL FUNDS II, INC.
ON BEHALF OF:
The Hartford Growth Opportunities Fund1
The Hartford Municipal Real Return Fund1
The Hartford Small Cap Growth Fund1
The Hartford Value Opportunities Fund1

  Effective March 14, 2016. Approved by shareholders at a shareholder meeting on March 14, 2016
2 Effective April 19, 2016. Approved by shareholders at a shareholder meeting on April 19, 2016
3 Effective February 29, 2016

Last updated: April 19, 2016






Schedule B

Fees

As compensation for the services rendered by the Adviser, each Portfolio shall pay to the Adviser as promptly as possible after the last day of each month during the term of this Agreement, a fee accrued daily and paid monthly based upon the following annual rates calculated based on the average daily net asset value of the applicable Portfolio:


THE
HARTFORD
MUTUAL
FUNDS,
INC.

The Hartford Balanced Fund1
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i
o
n

0
..
7
0
0
0
%
N
e
x
t

$
2
5
0

m
i
l
l
i
o
n

0
..
6
3
0
0
%
N
e
x
t

$
5
0
0

m
i
l
l
i
o
n

0
..
6
0
0
0
%
N
e
x
t

$
1
..
5

b
i
l
l
i
o
n

0
..
5
7
0
0
%
N
e
x
t

$
2
..
5

b
i
l
l
i
o
n

0
..
5
5
0
0
%
N
e
x
t

$
5

b
i
l
l
i
o
n

0
..
5
3
0
0
%
A
m
o
u
n
t

O
v
e
r

$
1
0

b
i
l
l
i
o
n

0
..
5
2
5
0
%

The Hartford Capital Appreciation Fund2
A
v
e
r
a
g
e

D
a
i
l
y

N
e
t

A
s
s
e
t
s
A
n
n
u
a
l

R
a
t
e
F
i
r
s
t

$
5
0
0

m
i
l
l
i
o
n

0
..
8
0
0
0
%
N
e
x
t

$
5
0
0

m
i
l
l
i
o
n

0
..
7
0
0
0
%
N
e
x
t

$
4

b
i
l
l
i
o
n

0
..
6
5
0
0
%
N
e
x
t

$
5

b
i
l
l
i
o
n

0
..
6
4
7
5
%
A
m
o
u
n
t

O
v
e
r

$
1
0

b
i
l
l
i
o
n

0
..
6
4
5
0
%


The Hartford Checks and Balances Fund2
A
v
e
r
a
g
e

D
a
i
l
y

N
e
t

A
s
s
e
t
s
A
n
n
u
a
l

R
a
t
e


N
o
n
e

Hartford Core Equity Fund1
A
v
e
r
a
g
e

D
a
i
l
y

N
e
t

A
s
s
e
t
s
A
n
n
u
a
l

R
a
t
e
F
i
r
s
t

$
5
0
0

m
i
l
l
i
o
n

0
..
4
5
0
0
%
N
e
x
t

$
5
0
0

m
i
l
l
i
o
n

0
..
3
5
0
0
%
N
e
x
t

$
1
..
5

b
i
l
l
i
o
n

0
..
3
3
0
0
%
N
e
x
t

$
2
..
5

b
i
l
l
i
o
n

0
..
3
2
5
0
%
A
m
o
u
n
t

O
v
e
r

$
5

b
i
l
l
i
o
n

0
..
3
2
2
5
%

The Hartford Dividend and Growth Fund1 and The
Hartford MidCap Value Fund1
A
v
e
r
a
g
e

D
a
i
l
y

N
e
t

A
s
s
e
t
s
A
n
n
u
a
l

R
a
t
e
F
i
r
s
t

$
5
0
0

m
i
l
l
i
o
n

0
..
7
5
0
0
%
N
e
x
t

$
5
0
0

m
i
l
l
i
o
n

0
..
6
5
0
0
%
N
e
x
t

$
1
..
5

b
i
l
l
i
o
n

0
..
6
0
0
0
%
N
e
x
t

$
2
..
5

b
i
l
l
i
o
n

0
..
5
9
5
0
%
N
e
x
t

$
5

b
i
l
l
i
o
n

0
..
5
9
0
0
%
A
m
o
u
n
t

O
v
e
r

$
1
0

b
i
l
l
i
o
n

0
..
5
8
5
0
%

Hartford Duration-Hedged Strategic Income Fund1
A
v
e
r
a
g
e

D
a
i
l
y

N
e
t

A
s
s
e
t
s
A
n
n
u
a
l

R
a
t
e
F
i
r
s
t

$
5
0
0

m
i
l
l
i
o
n

0
..
1
0
0
0
%
N
e
x
t

$
5
0
0

m
i
l
l
i
o
n

0
..
0
9
0
0
%
N
e
x
t

$
1
..
5

b
i
l
l
i
o
n

0
..
0
8
5
0
%
N
e
x
t

$
2
..
5

b
i
l
l
i
o
n

0
..
0
8
0
0
%
N
e
x
t

$
2
..
5

b
i
l
l
i
o
n

0
..
0
7
5
0
%
N
e
x
t

$
2
..
5

b
i
l
l
i
o
n

0
..
0
7
0
0
%
A
m
o
u
n
t

O
v
e
r

$
1
0

b
i
l
l
i
o
n

0
..
0
6
5
0
%
Hartford Emerging Markets Equity Fund1

A
v
e
r
a
g
e

D
a
i
l
y

N
e
t

A
s
s
e
t
s
A
n
n
u
a
l

R
a
t
e
F
i
r
s
t

$
2
5
0

m
i
l
l
i
o
n

1
..
1
0
0
0
%
N
e
x
t

$
2
5
0

m
i
l
l
i
o
n

1
..
0
5
0
0
%
N
e
x
t

$
5
0
0

m
i
l
l
i
o
n

1
..
0
0
0
0
%
A
m
o
u
n
t

O
v
e
r

$
1

b
i
l
l
i
o
n

0
..
9
7
0
0
%
The Hartford Emerging Markets Local Debt Fund1
A
v
e
r
a
g
e

D
a
i
l
y

N
e
t

A
s
s
e
t
s
A
n
n
u
a
l

R
a
t
e
F
i
r
s
t

$
2
5
0

m
i
l
l
i
o
n

1
..
0
0
0
0
%
N
e
x
t

$
2
5
0

m
i
l
l
i
o
n

0
..
9
5
0
0
%
N
e
x
t

$
4
..
5

b
i
l
l
i
o
n

0
..
9
0
0
0
%
N
e
x
t

$
5

b
i
l
l
i
o
n

0
..
8
9
7
5
%
A
m
o
u
n
t

O
v
e
r

$
1
0

b
i
l
l
i
o
n

0
..
8
9
5
0
%

Hartford Environmental Opportunities Fund3
A
v
e
r
a
g
e

D
a
i
l
y

N
e
t

A
s
s
e
t
s
A
n
n
u
a
l

R
a
t
e


F
i
r
s
t

$
5
0
0

m
i
l
l
i
o
n

0
..
8
0
0
0
%
N
e
x
t

$
5
0
0

m
i
l
l
i
o
n

0
..
7
5
0
0
%
N
e
x
t

$
1
..
5

b
i
l
l
i
o
n

0
..
7
3
0
0
%
N
e
x
t

$
2
..
5

b
i
l
l
i
o
n

0
..
7
2
5
0
%
A
m
o
u
n
t

O
v
e
r

$
5
..
0

b
i
l
l
i
o
n

0
..
7
2
0
0
%

The Hartford Equity Income Fund2
A
v
e
r
a
g
e

D
a
i
l
y

N
e
t

A
s
s
e
t
s
A
n
n
u
a
l

R
a
t
e
F
i
r
s
t

$
2
5
0

m
i
l
l
i
o
n

0
..
7
5
0
0
%
N
e
x
t

$
2
5
0

m
i
l
l
i
o
n

0
..
7
0
0
0
%
N
e
x
t

$
5
0
0

m
i
l
l
i
o
n

0
..
6
5
0
0
%
N
e
x
t

$
1
..
5

b
i
l
l
i
o
n

0
..
6
0
0
0
%
N
e
x
t

$
2
..
5

b
i
l
l
i
o
n

0
..
5
9
0
0
%
A
m
o
u
n
t

O
v
e
r

$
5

b
i
l
l
i
o
n

0
..
5
8
7
5
%

The Hartford Floating Rate Fund1
A
v
e
r
a
g
e

D
a
i
l
y

N
e
t

A
s
s
e
t
s
A
n
n
u
a
l

R
a
t
e
F
i
r
s
t

$
5
0
0

m
i
l
l
i
o
n

0
..
6
5
0
0
%
N
e
x
t

$
2

b
i
l
l
i
o
n

0
..
6
0
0
0
%
N
e
x
t

$
2
..
5

b
i
l
l
i
o
n

0
..
5
9
0
0
%
N
e
x
t

$
5

b
i
l
l
i
o
n

0
..
5
8
0
0
%
A
m
o
u
n
t

O
v
e
r

$
1
0

b
i
l
l
i
o
n

0
..
5
7
0
0
%

The Hartford Global All-Asset Fund1
A
v
e
r
a
g
e

D
a
i
l
y

N
e
t

A
s
s
e
t
s
A
n
n
u
a
l

R
a
t
e
F
i
r
s
t

$
2
5
0

m
i
l
l
i
o
n

0
..
9
5
0
0
%
N
e
x
t

$
2
5
0

m
i
l
l
i
o
n

0
..
9
0
0
0
%
N
e
x
t

$
5
0
0

m
i
l
l
i
o
n

0
..
8
0
0
0
%
N
e
x
t

$
1
..
5

b
i
l
l
i
o
n

0
..
7
3
0
0
%
N
e
x
t

$
2
..
5

b
i
l
l
i
o
n

0
..
7
0
0
0
%
N
e
x
t

$
5

b
i
l
l
i
o
n

0
..
6
6
0
0
%
A
m
o
u
n
t

O
v
e
r

$
1
0

b
i
l
l
i
o
n

0
..
6
5
5
0
%

Hartford Global Capital Appreciation Fund2
A
v
e
r
a
g
e

D
a
i
l
y

N
e
t

A
s
s
e
t
s
A
n
n
u
a
l

R
a
t
e
F
i
r
s
t

$
5
0
0

m
i
l
l
i
o
n

0
..
8
5
0
0
%
N
e
x
t

$
5
0
0

m
i
l
l
i
o
n

0
..
7
5
0
0
%
N
e
x
t

$
4

b
i
l
l
i
o
n

0
..
7
0
0
0
%
N
e
x
t

$
5

b
i
l
l
i
o
n

0
..
6
8
0
0
%
A
m
o
u
n
t

O
v
e
r

$
1
0

b
i
l
l
i
o
n

0
..
6
7
5
0
%

Hartford Global Equity Income Fund2
A
v
e
r
a
g
e

D
a
i
l
y

N
e
t

A
s
s
e
t
s
A
n
n
u
a
l

R
a
t
e
F
i
r
s
t

$
5
0
0

m
i
l
l
i
o
n

0
..
7
5
0
0
%
N
e
x
t

$
5
0
0

m
i
l
l
i
o
n

0
..
7
0
0
0
%
N
e
x
t

$
4

b
i
l
l
i
o
n

0
..
6
9
0
0
%
N
e
x
t

$
5

b
i
l
l
i
o
n

0
..
6
8
5
0
%
A
m
o
u
n
t

O
v
e
r

$
1
0

b
i
l
l
i
o
n

0
..
6
7
0
0
%

The Hartford Global Real Asset Fund1
A
v
e
r
a
g
e

D
a
i
l
y

N
e
t

A
s
s
e
t
s
A
n
n
u
a
l

R
a
t
e
F
i
r
s
t

$
5
0
0

m
i
l
l
i
o
n

0
..
8
4
5
0
%
N
e
x
t

$
5
0
0

m
i
l
l
i
o
n

0
..
8
1
0
0
%
N
e
x
t

$
1
..
5

b
i
l
l
i
o
n

0
..
7
8
0
0
%
N
e
x
t

$
2
..
5

b
i
l
l
i
o
n

0
..
7
5
0
0
%
A
m
o
u
n
t

o
v
e
r

$
5

b
i
l
l
i
o
n

0
..
7
1
0
0
%

The Hartford MidCap Fund2
A
v
e
r
a
g
e

D
a
i
l
y

N
e
t

A
s
s
e
t
s
A
n
n
u
a
l

R
a
t
e
F
i
r
s
t

$
5
0
0

m
i
l
l
i
o
n

0
..
8
5
0
0
%
N
e
x
t

$
5
0
0

m
i
l
l
i
o
n

0
..
7
5
0
0
%
N
e
x
t

$
4

b
i
l
l
i
o
n

0
..
7
0
0
0
%
N
e
x
t

$
5

b
i
l
l
i
o
n

0
..
6
9
7
5
%
A
m
o
u
n
t

O
v
e
r

$
1
0

b
i
l
l
i
o
n

0
..
6
9
5
0
%

The Hartford International Small Company Fund1
A
v
e
r
a
g
e

D
a
i
l
y

N
e
t

A
s
s
e
t
s
A
n
n
u
a
l

R
a
t
e
F
i
r
s
t

$
5
0
0

m
i
l
l
i
o
n

0
..
9
0
0
0
%
N
e
x
t

$
5
0
0

m
i
l
l
i
o
n

0
..
8
5
0
0
%
N
e
x
t

$
4

b
i
l
l
i
o
n

0
..
8
0
0
0
%
N
e
x
t

$
5

b
i
l
l
i
o
n

0
..
7
9
7
5
%
A
m
o
u
n
t

O
v
e
r

$
1
0

b
i
l
l
i
o
n

0
..
7
9
5
0
%


The Hartford High Yield Fund1
A
v
e
r
a
g
e

D
a
i
l
y

N
e
t

A
s
s
e
t
s
A
n
n
u
a
l

R
a
t
e
F
i
r
s
t

$
5
0
0

m
i
l
l
i
o
n

0
..
6
5
0
0
%
N
e
x
t

$
5
0
0

m
i
l
l
i
o
n

0
..
6
0
0
0
%
N
e
x
t

$
1
..
5

b
i
l
l
i
o
n

0
..
5
9
5
0
%
N
e
x
t

$
2
..
5

b
i
l
l
i
o
n

0
..
5
9
0
0
%
N
e
x
t

$
5

b
i
l
l
i
o
n

0
..
5
8
0
0
%
A
m
o
u
n
t

O
v
e
r

$
1
0

b
i
l
l
i
o
n

0
..
5
7
0
0
%

The Hartford Inflation Plus Fund1 and The Hartford
Quality Bond Fund1
A
v
e
r
a
g
e

D
a
i
l
y

N
e
t

A
s
s
e
t
s
A
n
n
u
a
l

R
a
t
e
F
i
r
s
t

$
5
0
0

m
i
l
l
i
o
n

0
..
5
0
0
0
%
N
e
x
t

$
5
0
0

m
i
l
l
i
o
n

0
..
4
5
0
0
%
N
e
x
t

$
1
..
5

b
i
l
l
i
o
n

0
..
4
4
5
0
%
N
e
x
t

$
2
..
5

b
i
l
l
i
o
n

0
..
4
4
0
0
%
N
e
x
t

$
5

b
i
l
l
i
o
n

0
..
4
3
0
0
%
A
m
o
u
n
t

O
v
e
r

$
1
0

b
i
l
l
i
o
n

0
..
4
2
0
0
%

Hartford International Equity Fund1
A
v
e
r
a
g
e

D
a
i
l
y

N
e
t

A
s
s
e
t
s
A
n
n
u
a
l

R
a
t
e
F
i
r
s
t

$
5
0
0

m
i
l
l
i
o
n

0
..
7
0
0
0
%
N
e
x
t

$
5
0
0

m
i
l
l
i
o
n

0
..
6
5
0
0
%
N
e
x
t

$
1
..
5

b
i
l
l
i
o
n

0
..
6
4
0
0
%
N
e
x
t

$
2
..
5

b
i
l
l
i
o
n

0
..
6
3
0
0
%
A
m
o
u
n
t

O
v
e
r

$
5

b
i
l
l
i
o
n

0
..
6
2
5
0
%


The Hartford International Growth Fund2 and The
Hartford International Value Fund1
A
v
e
r
a
g
e

D
a
i
l
y

N
e
t

A
s
s
e
t
s
A
n
n
u
a
l

R
a
t
e
F
i
r
s
t

$
5
0
0

m
i
l
l
i
o
n

0
..
8
5
0
0
%
N
e
x
t

$
5
0
0

m
i
l
l
i
o
n

0
..
8
0
0
0
%
N
e
x
t

$
4

b
i
l
l
i
o
n

0
..
7
5
0
0
%
N
e
x
t

$
5

b
i
l
l
i
o
n

0
..
7
4
7
5
%
A
m
o
u
n
t

O
v
e
r

$
1
0

b
i
l
l
i
o
n

0
..
7
4
5
0
%

The Hartford International Opportunities Fund1
A
v
e
r
a
g
e

D
a
i
l
y

N
e
t

A
s
s
e
t
s
A
n
n
u
a
l

R
a
t
e
F
i
r
s
t

$
5
0
0

m
i
l
l
i
o
n

0
..
7
5
0
0
%
N
e
x
t

$
5
0
0

m
i
l
l
i
o
n

0
..
6
5
0
0
%
N
e
x
t

$
1
..
5

b
i
l
l
i
o
n

0
..
6
4
0
0
%
N
e
x
t

$
2
..
5

b
i
l
l
i
o
n

0
..
6
3
5
0
%
N
e
x
t

$
5

b
i
l
l
i
o
n

0
..
6
3
0
0
%
A
m
o
u
n
t

O
v
e
r

$
1
0

b
i
l
l
i
o
n

0
..
6
2
5
0
%



Hartford Long/Short Global Equity Fund1
A
v
e
r
a
g
e

D
a
i
l
y

N
e
t

A
s
s
e
t
s
A
n
n
u
a
l

R
a
t
e
F
i
r
s
t

$

1

b
i
l
l
i
o
n

1
..
4
0
0
0
%
N
e
x
t

$

1

b
i
l
l
i
o
n

1
..
3
9
0
0
%
A
m
o
u
n
t

O
v
e
r

$
2

b
i
l
l
i
o
n

1
..
3
8
0
0
%

Hartford Multi-Asset Income Fund1
A
v
e
r
a
g
e

D
a
i
l
y

N
e
t

A
s
s
e
t
s
A
n
n
u
a
l

R
a
t
e
F
i
r
s
t

$
2
5
0

m
i
l
l
i
o
n

0
..
7
5
0
0
%
N
e
x
t

$
2
5
0

m
i
l
l
i
o
n

0
..
7
0
0
0
%
N
e
x
t

$
5
0
0

m
i
l
l
i
o
n

0
..
6
8
0
0
%
N
e
x
t

$
1
..
5

b
i
l
l
i
o
n

0
..
6
6
0
0
%
N
e
x
t

$
2
..
5

b
i
l
l
i
o
n

0
..
6
5
0
0
%
N
e
x
t

$
5

b
i
l
l
i
o
n

0
..
6
4
0
0
%
A
m
o
u
n
t

O
v
e
r

$
1
0

b
i
l
l
i
o
n

0
..
6
3
5
0
%

Hartford Municipal Income Fund1 and Hartford
Municipal Short Duration Fund1

A
v
e
r
a
g
e

D
a
i
l
y

N
e
t

A
s
s
e
t
s
Ann
ual
Rate
F
i
r
s
t

$
5
0
0

m
i
l
l
i
o
n
0.3500
%
N
e
x
t

$
5
0
0

m
i
l
l
i
o
n
0.3000
%
N
e
x
t

$
1
..
5

b
i
l
l
i
o
n
0.2900
%
N
e
x
t

$
2
..
5

b
i
l
l
i
o
n
0.2850
%
A
m
o
u
n
t

O
v
e
r

$
5

b
i
l
l
i
o
n
0.2800
%

The Hartford Strategic Income Fund1 and The Hartford
Unconstrained Bond Fund1

A
v
e
r
a
g
e

D
a
i
l
y

N
e
t

A
s
s
e
t
s
Ann
ual
Rate
F
i
r
s
t

$
5
0
0

m
i
l
l
i
o
n
0.5500
%
N
e
x
t

$
5
0
0

m
i
l
l
i
o
n
0.5000
%
N
e
x
t

$
1
..
5

b
i
l
l
i
o
n
0.4750
%
N
e
x
t

$
2
..
5

b
i
l
l
i
o
n
0.4650
%
N
e
x
t

$
5

b
i
l
l
i
o
n
0.4550
%
A
m
o
u
n
t

O
v
e
r

$
1
0

b
i
l
l
i
o
n
0.4450
%

Hartford Real Total Return Fund1
A
v
e
r
a
g
e

D
a
i
l
y

N
e
t

A
s
s
e
t
s
A
n
n
u
a
l

R
a
t
e
F
i
r
s
t

$
2
5
0

m
i
l
l
i
o
n

1
..
2
0
0
%
N
e
x
t

$
2
5
0

m
i
l
l
i
o
n

1
..
1
5
0
%
N
e
x
t

$
5
0
0

m
i
l
l
i
o
n

1
..
1
0
0
%
N
e
x
t

$
1
..
5

b
i
l
l
i
o
n

1
..
0
5
0
%
N
e
x
t

$
2
..
5

b
i
l
l
i
o
n

1
..
0
2
0
%
N
e
x
t

$
5

b
i
l
l
i
o
n

1
..
0
1
0
%
A
m
o
u
n
t

O
v
e
r

$
1
0

b
i
l
l
i
o
n

1
..
0
0
0
%


Hartford Small Cap Core Fund1
A
v
e
r
a
g
e

D
a
i
l
y

N
e
t

A
s
s
e
t
s
A
n
n
u
a
l

R
a
t
e
F
i
r
s
t

$
5
0
0

m
i
l
l
i
o
n

0
..
7
5
0
0
%
N
e
x
t

$
5
0
0

m
i
l
l
i
o
n

0
..
7
0
0
0
%
N
e
x
t

$
2

b
i
l
l
i
o
n

0
..
6
5
0
0
%
N
e
x
t

$
2

b
i
l
l
i
o
n

0
..
6
4
0
0
%
N
e
x
t

$
5

b
i
l
l
i
o
n

0
..
6
3
0
0
%
A
m
o
u
n
t

O
v
e
r

$
1
0

b
i
l
l
i
o
n

0
..
6
2
0
0
%

The Hartford Short Duration Fund1
A
v
e
r
a
g
e

D
a
i
l
y

N
e
t

A
s
s
e
t
s
A
n
n
u
a
l

R
a
t
e
F
i
r
s
t

$
5
0
0

m
i
l
l
i
o
n

0
..
4
5
0
0
%
N
e
x
t

$
5
0
0

m
i
l
l
i
o
n

0
..
4
0
0
0
%
N
e
x
t

$
1
..
5

b
i
l
l
i
o
n

0
..
3
9
5
0
%
N
e
x
t

$
2
..
5

b
i
l
l
i
o
n

0
..
3
9
0
0
%
N
e
x
t

$
5

b
i
l
l
i
o
n

0
..
3
8
0
0
%
A
m
o
u
n
t

O
v
e
r

$
1
0

b
i
l
l
i
o
n

0
..
3
7
0
0
%

The Hartford Total Return Bond Fund1
A
v
e
r
a
g
e

D
a
i
l
y

N
e
t

A
s
s
e
t
s
A
n
n
u
a
l

R
a
t
e
F
i
r
s
t

$
5
0
0

m
i
l
l
i
o
n

0
..
4
3
0
0
%
N
e
x
t

$
5
0
0

m
i
l
l
i
o
n

0
..
3
8
0
0
%
N
e
x
t

$
4

b
i
l
l
i
o
n

0
..
3
7
0
0
%
N
e
x
t

$
5

b
i
l
l
i
o
n

0
..
3
6
0
0
%
A
m
o
u
n
t

O
v
e
r

$
1
0

b
i
l
l
i
o
n

0
..
3
5
0
0
%

The Hartford World Bond Fund1
A
v
e
r
a
g
e

D
a
i
l
y

N
e
t

A
s
s
e
t
s
A
n
n
u
a
l

R
a
t
e
F
i
r
s
t

$
2
5
0

m
i
l
l
i
o
n
0
..
7
0
0
0
%
N
e
x
t

$
2
5
0

m
i
l
l
i
o
n
0
..
6
5
0
0
%
N
e
x
t

$
4
..
5

b
i
l
l
i
o
n
0
..
6
0
0
0
%
N
e
x
t

$
5

b
i
l
l
i
o
n
0
..
5
7
5
0
%
A
m
o
u
n
t

O
v
e
r

$
1
0

b
i
l
l
i
o
n
0
..
5
7
2
5
%

The Hartford Conservative Allocation Fund1, The
Hartford Growth Allocation Fund1 and Hartford
Moderate Allocation Fund1
A
v
e
r
a
g
e

D
a
i
l
y

N
e
t

A
s
s
e
t
s
A
n
n
u
a
l

R
a
t
e
F
i
r
s
t

$
5
0
0

m
i
l
l
i
o
n

0
..
1
0
0
0
%
N
e
x
t

$
5
0
0

m
i
l
l
i
o
n

0
..
0
9
5
0
%
N
e
x
t

$
1
..
5

b
i
l
l
i
o
n

0
..
0
9
0
0
%
N
e
x
t

$
2
..
5

b
i
l
l
i
o
n

0
..
0
8
0
0
%
N
e
x
t

$
2
..
5

b
i
l
l
i
o
n

0
..
0
7
0
0
%
N
e
x
t

$
2
..
5

b
i
l
l
i
o
n

0
..
0
6
0
0
%
A
m
o
u
n
t

O
v
e
r

$
1
0

b
i
l
l
i
o
n

0
..
0
5
0
0
%





THE
HARTFORD
MUTUAL
FUNDS II,
INC.



The Hartford Growth Opportunities Fund1
A
v
e
r
a
g
e

D
a
i
l
y

N
e
t

A
s
s
e
t
s

A
n
n
u
a
l

R
a
t
e
F
i
r
s
t

$
2
5
0

m
i
l
l
i
o
n

0
..
8
0
0
0
%
N
e
x
t

$
4
..
7
5

b
i
l
l
i
o
n

0
..
7
0
0
0
%
N
e
x
t

$
5

b
i
l
l
i
o
n

0
..
6
9
7
5
%
A
m
o
u
n
t

O
v
e
r

$
1
0

b
i
l
l
i
o
n

0
..
6
9
5
0
%

The Hartford Municipal Real Return Fund1
A
v
e
r
a
g
e

D
a
i
l
y

N
e
t

A
s
s
e
t
s
A
n
n
u
a
l

R
a
t
e
F
i
r
s
t

$
5
0
0

m
i
l
l
i
o
n

0
..
3
5
0
0
%
N
e
x
t

$
5
0
0

m
i
l
l
i
o
n

0
..
3
0
0
0
%
N
e
x
t

$
1
..
5

b
i
l
l
i
o
n

0
..
2
9
0
0
%
N
e
x
t

$
2
..
5

b
i
l
l
i
o
n

0
..
2
8
5
0
%
A
m
o
u
n
t

O
v
e
r

$
5

b
i
l
l
i
o
n

0
..
2
8
0
0
%

The Hartford Small Cap Growth Fund1
A
v
e
r
a
g
e

D
a
i
l
y

N
e
t

A
s
s
e
t
s
A
n
n
u
a
l

R
a
t
e
F
i
r
s
t

$
1
0
0

m
i
l
l
i
o
n

0
..
9
0
0
0
%
N
e
x
t

$
1
5
0

m
i
l
l
i
o
n

0
..
8
0
0
0
%
N
e
x
t

$
2
5
0

m
i
l
l
i
o
n

0
..
7
0
0
0
%
N
e
x
t

$
4
..
5

b
i
l
l
i
o
n

0
..
6
5
0
0
%
N
e
x
t

$
5

b
i
l
l
i
o
n

0
..
6
3
0
0
%
A
m
o
u
n
t

O
v
e
r

$
1
0

b
i
l
l
i
o
n

0
..
6
2
0
0
%

The Hartford Value Opportunities Fund1
A
v
e
r
a
g
e

D
a
i
l
y

N
e
t

A
s
s
e
t
s
A
n
n
u
a
l

R
a
t
e
F
i
r
s
t

$
5
0
0

m
i
l
l
i
o
n

0
..
7
0
0
0
%
N
e
x
t

$
5
0
0

m
i
l
l
i
o
n

0
..
6
0
0
0
%
N
e
x
t

$
1
..
5

b
i
l
l
i
o
n

0
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1 Effective March 14, 2016. Approved by shareholders at a shareholder meeting on March 14, 2016
2 Effective April 19, 2016. Approved by shareholders at a shareholder meeting on April 19, 2016
3 Effective February 29, 2016

The Hartford Global Alpha Fund1

As compensation for the services rendered by the Adviser, the Portfolio listed below shall pay to the Adviser a monthly management fee, payable as promptly as possible after the last day of each month during the term of this Agreement, comprised of a Basic Fee and a Performance Adjustment.

The Hartford Global Alpha Fund

Except as otherwise provided in sub-paragraph (d) below, the Performance Adjustment is added to or subtracted from the Basic Fee depending on whether the Portfolio's Class A shares experienced better or worse performance than (i) an appropriate index (the "Index") plus (ii) 1.15%. The Performance Adjustment is not cumulative. An increased fee will result even though the performance of the Portfolio's Class A shares over some period of time shorter than the performance period has been lower than that of the Index plus 1.15%, and, conversely, a reduction in the fee will be made for a month even though the performance of the Portfolio's Class
A shares over some period of time shorter than the performance period has exceeded that of the Index plus
1.15%. The Basic Fee and the Performance Adjustment will be computed as follows:

       (a) 	Basic Fee. The Basic Fee Rate shall on an
annual basis be 1.10% of the first $500 million, 1.09% of the next $500 million, 1.08% of the next $1.5 billion, 1.07% of the next $2.5 billion, and 1.06% in excess of $5 billion annually of the Fund's average daily net assets. To determine the Basic Fee, each day's net asset value will be multiplied by appropriate fee rate from the foregoing schedule and then divided by the number of days in the year, and the result will be paid each month, subject to the Performance Adjustment.

       (b) 	Performance Adjustment Rate: Except as
otherwise provided in sub-paragraph (d) below, the Base Fee
Rate is subject to an upward or downward Performance
Adjustment equivalent to 25% of the amount by which the Fund outperforms or underperforms its benchmark index plus
1.15%.  For example, the Performance Adjustment Rate is
0.10% for each 0.40% that the investment performance of the Portfolio's Class A shares for the performance period was better or worse than (i) the record of the Index, as then constituted, plus (ii) 1.15%. The maximum annual
Performance Adjustment Rate is ?0.50%.

       The performance period will commence with the Portfolio's commencement of operations. During the first twelve months of the performance period for the Portfolio, there will be no performance adjustment. Starting with month thirteen of the performance period, the performance adjustment will take effect. Following month thirteen a new month will be added to the performance period until the performance period equals 36 months. Thereafter the performance period will consist of the current month plus the previous 35 months.

       The investment performance of the Portfolio's Class
A shares will be measured by comparing (i) the net asset value of one Class A share of the Portfolio on the day prior to the first business day of the performance period (other than when the beginning of the performance period is the initial launch date of the Fund, in which case the investment performance will be measured from the initial net asset value of one Class
A share of the Portfolio - on the first business day of the performance period - which is equal to $10.00 per share) with
(ii) the net asset value of one Class A share of the Portfolio as of the last business day of such period. In computing the investment performance of the Portfolio's Class A shares and the investment record of the Index, distributions of realized capital gains, the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period and dividends paid out of investment income on the part of the Portfolio, and all cash distributions of the securities included in the Index, will be treated as reinvested in accordance with Rule 205-1 or any other applicable rules under the Investment Advisers Act of 1940 ("Advisers Act"), as the same from time to time may be amended.

       (c) 	Performance Adjustment. One-twelfth of
the annual Performance Adjustment Rate will be applied to the Portfolio's average daily net asset value over the performance period.

       (d) 	The Index shall be the BofA Merrill Lynch
3-Month U.S. Treasury Bill Index. Subject to the requirements of the 1940 Act and the Advisers Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission, the Board of Directors may designate an alternative appropriate index for purposes of calculating the Performance Adjustment (the "Successor Index") as provided in this sub-paragraph. For the 35 month period commencing on the first day of the month following such designation (or such other date as agreed by the Company, on behalf of the Portfolio, and the Adviser) (the "Transition Period"), the Performance Adjustment Rate shall be calculated by comparing the investment performance of the Portfolio's Class
A shares against the blended investment records of the Successor Index and the index used to calculate the Portfolio's Performance Adjustment prior to the Transition Period (the "Prior Index"), such calculation being performed as follows:

       For the first month of the Transition Period, the Performance Adjustment Rate shall be calculated by comparing the investment performance of the Portfolio's Class A shares over the 36 month performance period against a blended index investment record that reflects the investment record of the Prior Index for the first 35 months of the performance period and the investment record of the Successor Index for the 36th month of the performance period. For each subsequent month of the Transition Period, the Performance Adjustment Rate shall be calculated by comparing the investment performance of the Portfolio's Class A shares over the 36 month performance period against a blended index investment record that reflects one additional month of the Successor Index's performance and one less month of the Prior Index's performance. This calculation methodology shall continue until the expiration of the Transition Period, at which time the investment record of the Prior Index shall be eliminated from the Performance Adjustment calculation, and the Successor Index shall become the Index for purposes of calculating the Performance Adjustment.

       (e) 	For the avoidance of doubt, if it is necessary
to calculate the fee for a period that is less than a month, (i) the Basic Fee Rate will be based upon the Portfolio's average daily net asset value over that month ending on the last business day on which this Agreement is in effect; and (ii) the amount of the Performance Adjustment to the Basic Fee will be based upon the Portfolio's average daily net asset value over the 36-month period ending on the last business day on which this Agreement is in effect provided that if this Agreement has been in effect less than 36 months, the computation will be made on the basis of the period of time during which it has been in effect.

1 Effective March 14, 2016. Approved by shareholders at a shareholder meeting on March 14, 2016

Last updated:  April 19, 2016





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202849393_3 LAW
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202849393_3 LAW
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202849393_3 LAW
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202849393_3 LAW
21833357.2.BUSINESS
202849393_3 LAW
Information Classification: Limited Access


Information Classification: Limited Access